Exhibit 99.1

InnerScope Hearing Technologies (OTCQB: INND) Signs an Equity Purchase Agreement for up to

$10 Million of Stock

The Equity Purchase Agreement should support the significant sales momentum InnerScope has generated through potential multiple Distribution Agreements for its Point of Sale Hearing Screening Retail Kiosks (“Hearing Kiosks”) and its affordable Hearing Product Portfolio along with continuing to support its

Key Growth Initiatives

ROSEVILLE, CA., September 17, 2019 /GlobelNewswire/ - - InnerScope Hearing Technologies Inc. (OTCQB: INND) (“InnerScope”), a manufacturer and Direct-to-Consumer (“DTC”) distributor/retailer of FDA-Registered Hearing Aids, Personal Sound Amplifiers Products, (“Hearing Products”) Hearing Related Treatment Therapies, Doctor-Formulated Dietary Hearing Supplements and proprietary CBD Oil (“Hearing Health Products”) (collectively “Hearing Product Portfolio”), today announced that it has entered into an Equity Purchase Agreement (the “Equity Agreement”) with Oscaleta Partners LLC (“Oscaleta”) , that should enable InnerScope to access to capital over the next 2 years to support its current growth plans. The terms of the Equity Agreement will give InnerScope the right, but NEVER THE OBLIGATION, to sell to Oscaleta up to $10,000,000 worth of InnerScope’s registered common stock over an anticipated 2-year period  at times and in amounts that InnerScope deems appropriate.

Under the terms of the Equity Agreement,*following the effectiveness of a registration statement to be filed with the Securities and Exchange Commission registering for resale by Oscaleta the shares to be sold to Oscaleta pursuant to the Equity Agreement, InnerScope has the right to deliver from time to time put notices to Oscaleta stating the dollar amount of InnerScope shares to be sold to Oscaleta (with no minimum or maximum dollar amount per put notice, but with Oscaleta’s obligation to purchase shares limited by Oscaleta’s 9.99% ownership cap, and with the aggregate number of shares to be sold (not to exceed the $10,000,000 total dollar commitment amount). The Purchase Price is calculated at eighty-five (85%) percent of the market price per share with a guarantee Floor Price no lower than eighty (80%) percent of the average of the Closing Prices for the five (5) trading days immediately preceding the date of the put notice.

The Equity Agreement will hopefully allow InnerScope the ability to buy back most if not all remaining convertible debt and finance its national rollout of 1000+ Hearing Screening Retail Kiosks, including the deployment of its in-store affordable Hearing Product Portfolio to be sold within pharmacy chains and major “Big Box” retailers. Given that InnerScope’s national rollout has already started with the previously announced signed Agreements with BONUM HEALTH, the Equity Agreement should assist in financing InnerScope’s current ramp-up and deployment of the 200 Hearing Kiosks and its Hearing Product Portfolio in 200 locations in 29 states inside BENZER PHARMACY of independent and corporate-owned network of retail pharmacies. Additionally, The Equity Agreement should also support InnerScope’s continued efforts in developing new strategic distribution partnerships for its “Sales Revenue Pipeline” along with supporting its "Key Growth Initiatives".

Stephen Hicks, one of Oscaleta’s principals, stated, “We are pleased to form this long-term capital partnership with InnerScope. We are also very confident in the management and excited to play a key role in InnerScope’s ability to continue its growth plans of deploying Hearing Kiosks in thousands of locations nationwide for distributing and selling of its Hearing Products.”

Matthew Moore, CEO of InnerScope Hearing Technologies, commented, “The Equity Agreement is GREAT NEWS for InnerScope moving forward, since it should allow us to take back control of the market, as for as toxic dilution of InnerScope’s stock, in contrast to the current noteholders who have all of the optionality . We are also excited about the favorable terms of this equity investment and are looking forward to using the proceeds from the sale of InnerScope’s common stock to Oscaleta to retiring most, if not all, toxic convertible notes as well as providing a healthy stand-by capital facility to further solidify and support our current “Sales Revenue Pipeline” and our “Key Revenue Growth Initiatives” for continuing to disrupt the $10 billion dollar global hearing aid industry.”

* Further details regarding the terms of the Equity Agreement are found in our Current Report on Form 8-K (the “Form 8-K”) being filed with Securities and Exchange Commission concurrently with this press release. The description of the terms of the Equity Agreement herein are qualified in their entirety by reference to the actual terms of the Equity Agreement filed as an exhibit to the Form 8-K.

About InnerScope Hearing Technologies (OTCQB: INND)

InnerScope Hearing Technologies (OTCQB: INND) is a rapidly expanding consolidator of the hearing aid industry. Management is applying decades of profitable industry experience and technology to an antiquated and disjointed industry, unlocking scale and efficiency, which will serve all of InnerScope’s stakeholders. Its direct-to-consumer model is revolutionizing the industry with its Walmart.com, Sears.com and Kmart.com relationship representing a paramount shift in the consumption of hearing aids by the hearing impaired.

In addition, InnerScope plans to continue to open, acquire, and operate a physical chain of audiological and retail hearing aid clinics. InnerScope’s mission is to serve approximately 1.2 billion people around the globe that are suffering with 25db or greater hearing loss across the entire hearing impaired vertical from R&D and manufacturing through direct consumer sales and services. For more information, please visit: www.innd.com. For the Most Up-to-Date information about InnerScope Hearing Technologies (OTCQB: INND), please visit and follow our Official Twitter account @inndstock Page. https://twitter.com/inndstock

Safe Harbor

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Any statements that are not historical facts contained in this press release are also "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA). Such statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of global economic conditions, the performance of management and our employees, our ability to obtain financing or maintain contractual relationships with vendors and customers, competition, general economic conditions and other factors that are detailed in our periodic reports filed with the Securities and Exchange Commission (“SEC”). We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA, Securities Act and Securities Exchange Act.

Contact

InnerScope Hearing Technologies, Inc.
Investor Relations

Info@innd.com
916-218-4100
www.innd.com

For the Most Up-to-Date information about InnerScope Hearing Technologies (OTCQB: INND), please visit and follow our Official Twitter account @inndstock Page.

https://twitter.com/inndstock

Walmart.com

Sears.com

Kmart.com

national rollout of 1000+ Hearing Screening Retail Kiosks

signed Agreements with BONUM HEALTH

"Key Growth Initiatives".